1 VENTAS, INC. 2022 INCENTIVE PLAN NOTICE OF PERFORMANCE SHARE UNIT AWARD Subject to the terms and conditions of the Ventas, Inc. 2022 Incentive Plan (the “Plan”), this Notice of Performance Share Unit Award (the “Notice”) and the Terms and Conditions provided herewith (the “Terms and Conditions” and, collectively with the Notice, the “Award Agreement”), as of the grant date specified below (the “Grant Date”), VENTAS, INC., a Delaware corporation (the “Company”), has granted the opportunity to earn the maximum number of Performance Share Units set forth below (the “PSUs”) to the employee named below (the “Employee” or “you”). Except as provided in the Terms and Conditions, the PSUs shall be earned, if at all, in the amounts specified on Exhibit A (the “PSU Opportunity Allocation”) based on the Company’s achievement of the Performance Goals specified on Exhibit B (the “Performance Goals”) during the Performance Period specified below (the “Performance Period”) and following the Committee’s certification of the attainment of the Performance Goals. Each earned PSU is a notional amount that represents one (1) unvested share of Common Stock (a “Share”) and constitutes the right, subject to the terms and conditions of the Plan and this Award Agreement, to distribution of a vested Share following the vesting of such PSU and satisfaction of the other requirements contained in this Award Agreement. AWARD TERMS: Employee: _____________________________ Grant Date: _____________________________ Maximum Number of PSUs:1 _____________________________ Performance Period: _____________________________ In the event of a conflict among the provisions of the Plan, this Notice, the Terms and Conditions and/or any descriptive materials provided to you, the terms of the Plan shall control. This Award is subject to your acceptance of the Award Agreement by signature below or by e-signature, email or other form of electronic confirmation. Accepted and Agreed: ___________________________________ (Employee) 1 Total number of shares a participant would receive if all performance goals were achieved at Maximum.

2 VENTAS, INC. 2022 INCENTIVE PLAN NOTICE OF PERFORMANCE SHARE UNIT AWARD EXHIBIT A PSU OPPORTUNITY ALLOCATION Performance At: pRSUs2 Metric #1 Metric #2 Metric #3 Metric #4 Total Potential pRSUs3 Maximum Target Threshold 2 Columns to be added or deleted as necessary based on number of metrics approved 3 Sum of potential pRSUs at each applicable performance level, assuming equal attainment for each goal.

3 VENTAS, INC. 2022 INCENTIVE PLAN NOTICE OF PERFORMANCE SHARE UNIT AWARD EXHIBIT B PERFORMANCE GOALS Performance At: Performance Goals Metric #1 (●% of award) Metric #2 (●% of award) Metric #3 (●% of award) Metric #44 (●% of award) Maximum Target Threshold Definitions: For purposes of this Award: [insert definitions of performance metrics] 4 Columns to be added or deleted as appropriate based on number of metrics approved.

4 VENTAS, INC. 2022 INCENTIVE PLAN TERMS AND CONDITIONS TO PERFORMANCE SHARE UNIT AWARD These Terms and Conditions (the “Terms and Conditions”) together with the Notice of Performance Share Unit Award (the “Notice”) provided herewith constitute the “Award Agreement”. 1. Grant of Performance Share Units; Performance Goals. (a) As of the Grant Date, the Company has granted to the Employee up to the maximum number of Performance Share Units (“PSUs”) set forth in the Notice, pursuant to the provisions of the Ventas Inc. 2022 Incentive Plan (the “Plan”). Each earned PSU is a notional amount that represents one (1) unvested share of Common Stock (a “Share”) and constitutes the right, subject to the terms and conditions of the Plan and this Award Agreement, to distribution of a vested Share following the vesting of such PSU and satisfaction of the other requirements specified herein. (b) Except as otherwise provided in Section 2 and Section 3, the PSUs shall be earned, if at all, based on the Company’s achievement of the Performance Goals specified in the Notice over the Performance Period specified in the Notice and following the Committee’s certification of the attainment of the Performance Goals, provided that the Employee remains continuously employed through the end of the Performance Period. (c) The number of PSUs actually earned by the Employee during the Performance Period shall be as set forth in the PSU Opportunity Allocation specified in the Notice. Performance below the threshold level during the Performance Period results in no PSUs being earned with respect to the applicable Performance Goal. Performance above the maximum level results in no more than the maximum PSUs being earned with respect to the applicable Performance Goal. Performance between the threshold and target and target and maximum levels shall be calculated using linear interpolation. 2. Termination of Employment; Change in Control. The PSUs will vest, if at all, as described in Section 1 of these Terms and Conditions, except as otherwise provided in Section 3. Notwithstanding the foregoing: (a) In the event of a termination of employment of Employee prior to the last day of the Performance Period by reason of death or Disability of Employee, the PSUs will vest (without proration) as of the employment termination date, and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, based upon actual performance through the applicable employment termination date (treating Employee’s employment termination date as the last day of the Performance Period), as certified by the Committee. (b) In the event of a termination of Employee’s employment, prior to the last day of the Performance Period, by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), or due to the retirement by Employee on or after the attainment of a combined number of age and years of service of at least [75][70], with a minimum age of [62][65] (“Retirement”), the PSUs will vest as of the employment termination date (treating Employee’s employment termination date as the last day of the Performance Period), and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, based upon (i) actual performance through the employment termination date (treating Employee’s employment termination date as the last day of the Performance Period), as certified by the Committee, multiplied by (ii) a fraction, the numerator of which is the number of days on which Employee was employed during the Performance Period, and the denominator of which is the number of days in the Performance Period. (c) In the event of a Qualifying Termination, the PSUs will vest, to the extent not previously vested, as of the date of such Qualifying Termination (or, if later, the Change in Control), and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, based upon the greater of (i) actual performance measured upon the Change in Control (treating the effective date of the Change in Control as the last day of the Performance Period), as certified by the Committee, or (ii) the target level set forth in Section 1 above.

5 For purposes of this Award Agreement, a “Qualifying Termination” occurs if, (x) within the six (6) months prior to the public announcement of a proposed transaction that culminates in a Change in Control, (y) during the period following such public announcement and prior to the Change in Control or (z) within the twenty-four (24) months following a Change in Control, Employee’s employment is terminated by the Company without Cause or by Employee for Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s written severance agreement or other similar written agreement with the Company); provided, that in the case of (x) or (y) the Qualifying Termination shall be deemed to occur upon the date of the Change in Control. For the avoidance of doubt, if Employee receives or otherwise becomes entitled to payment in respect of PSUs pursuant to Section 2(b), and if such termination ultimately constitutes a Qualifying Termination, the number of PSUs that will vest and/or become payable in connection with the Qualifying Termination shall be reduced by the number of PSUs that have previously been or that became payable pursuant to Section 2(b). (d) In the event of a Change in Control without a Qualifying Termination on or prior to the final day of the Performance Period, performance with respect to the Performance Goals will be measured upon the Change in Control (treating the effective date of the Change in Control as the last day of the Performance Period). The PSUs will remain outstanding thereafter and will vest at the end of the original Performance Period, subject to the terms and conditions of this Agreement (including, but not limited to, Section 3). Following the end of the Performance Period, Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, based upon actual performance through the date of the Change in Control, as certified by the Committee. 3. Forfeiture of PSUs. If Employee’s employment by the Company is terminated for any reason other than death, Disability, Qualifying Termination, or Retirement or termination by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), the right to receive Shares underlying any PSUs which have not vested in accordance with Section 2 of this Agreement shall be forfeited by Employee without additional consideration, and Employee shall have no further rights with respect thereto. All PSUs that are unearned based on the Company’s achievement of the Performance Goals during the Performance Period shall be immediately forfeited upon the expiration of the Performance Period. 4. Restriction on Transfers. Employee shall not Transfer any of his or her rights and interests under the PSUs described in this Award Agreement prior to the distribution of the underlying Shares pursuant to Section 6. For purposes of this Agreement, the term “Transfer” shall mean any sale, exchange, assignment, gift, encumbrance, lien, transfer by bankruptcy or judicial order, transfer by operation of law and all other types of transfers and dispositions, whether direct or indirect, voluntary or involuntary. 5. Rights as Stockholder; Dividend Equivalents. (a) Unless and until a PSU has vested and the underlying Share has been distributed to Employee, Employee shall not be entitled to vote in respect of that PSU or Share. (b) Notwithstanding the foregoing, if the Company declares a cash or stock dividend on the Shares of Common Stock while the PSUs remain outstanding (including during any period of delayed settlement due to Employee being a Specified Employee), then, on the payment date of the dividend, a separate account maintained for Employee for bookkeeping purposes only on the books and records of the Company (the “Account”) shall be credited with dividend equivalents in an amount equal to the dividends that would have been paid to Employee if one Share of Common Stock had been issued on the Grant Date for each PSU granted to Employee as set forth in this Agreement. Interest may be credited on the dividend equivalents withheld at a rate and subject to such terms as determined by the Committee. (c) Dividend equivalents shall be subject to the same vesting and forfeiture restrictions (including, but not limited to, the Performance Goals) as the PSUs to which they are attributable and shall be paid on the same date that the PSUs to which they are attributable are settled in accordance with Section 6 hereof (or forfeited at the same time that the PSUs are forfeited). For purposes of clarity, if the maximum Performance Goal is achieved (or deemed to be achieved pursuant to the terms of this Agreement), the dividend Account will be paid at an amount based on the ultimate payout of PSUs earned at the maximum performance level, and if only the threshold Performance Goal is achieved, the dividend Account will be paid at an amount based on the ultimate payout of PSUs earned at the

6 threshold performance level. The dividend Account for levels of performance between the foregoing levels of performance will be paid at interpolated amounts as described in Section 1(c). If no PSUs are earned, no amount in the Account will be paid. (d) Dividend equivalents credited to Employee’s Account shall be distributed in cash or, at the discretion of the Committee, in Shares of Common Stock having a Fair Market Value equal to the amount of dividend equivalents and interest, if any. (e) Except as provided in this Section 5, Employee will have no rights as a stockholder with respect to any Shares subject to the PSUs prior to the date on which he or she is recorded as the holder of those Shares on the records of the Company. 6. Timing and Form of Payment. Except as provided in Section 3 of these Terms and Conditions, after the Committee has certified attainment of the Performance Goals following the end of the Performance Period, Employee will be entitled to receive a number of Shares equal to the total number of PSUs, if any, that are earned and vested as determined in Sections 1 or 2. Delivery of the Shares will be made as soon as administratively practicable after the vesting of the associated number of PSUs, and in any event, no later than sixty (60) days following the date on which such vesting occurs (provided that, for the avoidance of doubt, with respect to a Qualifying Termination, if the termination of Employee’s employment occurs prior to the date of the Change in Control, the date on which such vesting occurs with respect to PSUs that did not otherwise vest on or prior to such Qualifying Termination in accordance with Section 2(b)) shall be the date of the Change in Control). Shares will be credited to an account established for the benefit of Employee with the Company’s administrative agent. Employee will have full legal and beneficial ownership with respect to the Shares at that time. Notwithstanding the foregoing, Employee may elect to defer delivery of the Shares underlying the PSUs as permitted by the Committee, in accordance with Section 409A of the Code. 7. Compliance with Law. The issuance and transfer of Shares of Common Stock shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. 8. Agreement Does Not Grant Employment Rights. The granting of PSUs shall not be construed as granting to Employee any right to employment by the Company. The right of the Company to terminate Employee’s employment at any time, for any reason, with or without cause, is specifically reserved. 9. Tax Withholding. Employee hereby acknowledges that the Company will be obligated to withhold taxes for amounts hereunder whenever includable in Employee’s income and hereby agrees to make whatever arrangements are necessary to enable the Company to withhold as required by law, including without limitation the right to deduct from payments of any kind otherwise due to Employee. Employee shall have the right to elect to satisfy, in whole or in part, Employee’s tax withholding obligations by having the Company withhold Shares that would otherwise be distributable to Employee hereunder. 10. Miscellaneous. (a) Incorporation of Plan. Except as specifically provided herein, this Agreement is and shall be in all respects subject to the terms and conditions of the Plan, a copy of which Employee acknowledges receiving and the terms of which are incorporated by reference. (b) Recoupment of Awards. All Shares, including Shares that have been delivered or are deliverable in connection with the vesting of PSUs in accordance with Sections 1 or 2 of this Award Agreement, shall be subject to the terms and conditions of any recoupment policy adopted by the Company pursuant to the requirements of Dodd-Frank Wall Street Reform and Consumer Protection Act or other law or the listing requirements of any national securities exchange on which the common stock of the Company is listed or as may otherwise be adopted by the Company pursuant to Section 18.3 of the Plan.

7 (c) Captions. The captions and section headings used herein are for convenience only, shall not be deemed part of this Award Agreement and shall not in any way restrict or modify the context or substance of any section or paragraph of this Award Agreement. (d) Governing Law. This Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. (e) Defined Terms. All capitalized terms not defined herein shall have the meanings set forth in the Plan, unless a different meaning is plainly required by the context. (f) Code Section 409A. This Award Agreement is intended to be exempt from or, in the alternative, to comply with Code Section 409A and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Code Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Employee on account of non-compliance with Code Section 409A. Notwithstanding any other provision in this Agreement to the contrary, if Employee is a “specified employee” (as such term is defined for purposes of Code Section 409A) (a “Specified Employee”) at the time of his or her termination of employment, no amount that is subject to Code Section 409A and that becomes payable by reason of such termination of employment shall be paid to Employee before the earlier of (i) the expiration of the six-month period measured from the date of Employee's termination of employment, and (ii) the date of Employee’s death.